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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 April 29, 2003



                            AMERADA HESS CORPORATION
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               (Exact name of Registrant as Specified in Charter)



    DELAWARE                       NO. 1-1204                 NO. 13-4921002
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 (State or Other                  (Commission                  (IRS Employer
Jurisdiction of                   File Number)              Identification No.)
 Incorporation)



      1185 AVENUE OF THE AMERICAS
           NEW YORK, NEW YORK                                            10036
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (212) 997-8500


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

            99 News release dated April 29, 2003 reporting results for the first quarter of 2003.


ITEM 9.  REGULATION FD DISCLOSURE.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On April 29, 2003, Amerada Hess Corporation issued a news release reporting its results for the first quarter of 2003. A copy of this news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2003

                                             AMERADA HESS CORPORATION


                                             By:    /s/John Y. Schreyer
                                                    ----------------------------
                                             Name:  John Y. Schreyer
                                             Title: Executive Vice President and
                                                      Chief Financial Officer


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EXHIBIT INDEX


Exhibit No.         Description
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99                  News release dated April 29, 2003 reporting results for the first quarter of 2003.


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